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                                                                   EXHIBIT 10.10


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         Jerry Engle ("Engle") and First Bank (formerly known as First State Bank of Morgantown) ("First Bank") hereby amend the Employment Agreement dated March 3, 1999, between Engle and First Bank to delete Section 3(g)(ii).


Dated: February 11, 2000                    FIRST BANK



                                            By: ________________________
                                                 Frank A. Rogers
                                                 Chairman of the Board




                                            ------------------------
                                                   Jerry Engle